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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2002

                            -------------------------

                               SPARTON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           OHIO                          1-1000                  38-1054690
----------------------------          -----------           -------------------
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)



            2400 E. GANSON STREET, JACKSON, MICHIGAN      49202
            ----------------------------------------      -----
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (517) 787-8600


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Company's Board of Directors, upon the recommendation of the Audit Committee, has engaged BDO Seidman, LLP as of December 20, 2002 as the Company's independent public accountants for its fiscal year ending June 30, 2003.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SPARTON CORPORATION


                                              /s/ David W. Hockenbrocht
                                              ---------------------------------
                                                  David W. Hockenbrocht
                                                  Chief Executive Officer
                                                  December 20, 2002